February 22, 2005

[State Street Research Letterhead]
Securities and Exchange Commission
450 Fifth Street N.W.
Washington, DC 20549

Dear Sir or Madam,

      On behalf of State Street Research Equity Trust, I am enclosing Form SE and the related exhibits to be incorporated by reference in the direct transmission of Form N-SAR for the six months ended December 31, 2004.

                                                Sincerely,


                                                /s/ Ann Collopy-Dew
                                                --------------------------------
                                                    Ann Collopy-Dew

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         FORM SE Dated February 22, 2005

               N-SAR             six months ended 12/31/04         811-4624
-------------------------------- ------------------------- ---------------------
Report, Schedule or Statement of     Period of Report      SEC File No. of Form,
 Which the Documents Are a Part      (If Appropriate)      Schedule or Statement

       State Street Research Equity Trust                        790941
--------------------------------------------------       ---------------------
(Exact Name of Registrant As Specified in Charter)       Registrant CIK Number


--------------------------------------------------------------------------------
                    Name of Person Other than the Registrant
                     Filing the Form, Schedule or Statement

             The undersigned hereby files the following documents:

Attach an exhibit index and the exhibits not filed electronically as required by
    Item 601 of Regulation S-K, the applicable Form, Schedule or Statement.

                   SIGNATURES: Complete A or B, as Appropriate
                       See General Instructions to Form SE

A. Filings Made on Behalf of the Registrant: The Registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts, on the 22nd day of February, 2005.

                      State Street Research Equity Trust
                  ------------------------------------------
                             (Name of Registrant)


              By: /s/ Edward T. Gallivan, Jr.
                  ------------------------------------------
                                  (Signature)


                  Edward T. Gallivan, Jr.
                  ------------------------------------------
                                 (Print Name)


                  Assistant Treasurer
                  ------------------------------------------
                                    (Title)

B. Filings Made by Persons Other Than the Registrant: After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                      State Street Research Equity Trust
                      ----------------------------------
                             (Name of Registrant)

                                    Form SE

                          Exhibit Index for Form N-SAR

Item 77C. Matters submitted to a vote of security holders.